UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 18, 2017

(Date of earliest event reported)

Atlantic Capital Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-37615	20-5728270
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3280 Peachtree Road NE, Suite 1600

Atlanta, Georgia 30305

(Address of principal executive offices)

(Zip Code)

(404) 995-6050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 18, 2017, Atlantic Capital Bancshares, Inc. (the “Company”), its wholly-owned subsidiary Atlantic Capital Bank, N.A. (the “Bank”), and Trident IV, L.P. and Trident IV Professionals Fund, L.P. (collectively, “Trident”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Keefe, Bruyette & Woods, Inc., as underwriter (the “Underwriter”), pursuant to which the Underwriter agreed to purchase from Trident 3,109,127 shares of common stock, no par value per share, of the Company at a price of $16.005 per share. The Company will not receive any proceeds from the offering.

The Company and the Bank made certain customary representations, warranties and covenants in the Underwriting Agreement and also agreed to indemnify the Underwriter against certain liabilities, including liabilities arising from breaches of the representations and warranties contained in the Underwriting Agreement and liabilities under the Securities Act of 1933, as amended, and agreed to contribute to payments that the Underwriter may be required to make for these liabilities.

The foregoing summary of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the offering described above, Trident fully divested its ownership in the Company’s common stock. As a result, Stephen Levey resigned from the board of directors of the Company effective August 23, 2017. Mr. Levey’s resignation creates a vacancy on the Company’s board of directors. The Governance and Nominating Committee, which is authorized to assist the board of directors in identifying and evaluating potential candidates for service on the board of directors and to recommend qualified individuals for nomination to the board of directors, is conducting a search for qualified candidates to fill the vacancy.

Item 7.01.	Regulation FD Disclosure.

On August 23, 2017, the Company announced the closing of the previously announced offering. A copy of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1

Underwriting Agreement, dated August 18, 2017, by and among Atlantic Capital Bancshares, Inc., Atlantic Capital Bank, N.A., Trident IV, L.P., Trident IV Professionals Fund, L.P. and Keefe, Bruyette & Woods, Inc.

99.1	Press release dated August 23, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC CAPITAL BANCSHARES, INC.

Dated: August 23, 2017

By: /s/ Patrick T. Oakes

Name: Patrick T. Oakes

Title: Executive Vice President and

Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated August 18, 2017, by and among Atlantic Capital Bancshares, Inc., Atlantic Capital Bank, N.A., Trident IV, L.P., Trident IV Professionals Fund, L.P. and Keefe, Bruyette & Woods, Inc.

99.1	Press release dated August 23, 2017.